Supplement Dated July 29, 2024
to the Thrivent Series Fund, Inc. Prospectus and Statement of Additional Information, each dated April 30, 2024, and to the Thrivent Large Cap Index Portfolio Summary Prospectus dated April 30, 2024
Effective immediately, Thrivent Large Cap Index Portfolio (the “Portfolio”) is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Portfolio will continue to track the S&P 500® Index (the “Index”) even if the Portfolio becomes non-diversified because of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Shareholder approval will not be sought if the Portfolio crosses from diversified to non-diversified status under such circumstances.
1.The following is added as the last paragraph under the heading “Principal Strategies” of the Portfolio’s Summary Prospectus and Prospectus:
The Portfolio intends to be diversified in approximately the same proportion as the Index is diversified. The Portfolio may become “non-diversified” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), solely because of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund under the 1940 Act may invest a greater percentage of its assets in the securities of a limited number of issuers relative to a diversified fund. Shareholder approval will not be sought if the Portfolio crosses from diversified to non-diversified status under such circumstances.
2.The following is added under the heading “Principal Risks” of the Portfolio’s Summary Prospectus and Prospectus:
Non-Diversified Risk. In seeking to track the Index, the Portfolio may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. That means the Portfolio may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Portfolio’s performance.
3.The first paragraph under “History of the Fund” of the Portfolio’s Statement of Additional Information (“SAI”) is deleted and replaced with the following:
The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 32 separate series or “Portfolios”. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio. Each Portfolio of the Fund, other than Thrivent Large Cap Growth Portfolio, is diversified within the meaning of the 1940 Act. Thrivent ESG Index Portfolio and Thrivent Large Cap Index Portfolio may become non-diversified, within the meaning of the 1940 Act, solely because of a change in relative market capitalization or index weighting of one or more constituents of its respective Index.
4.Under “Investment Policies and Restrictions—Investment Limitations” of the Portfolio’s SAI, the last sentence at the end of the third restriction is deleted and replaced with the following:
Also, this restriction does not apply to Thrivent ESG Index Portfolio or Thrivent Large Cap Index Portfolio if either becomes non-diversified, within the meaning of the 1940 Act, solely because of a change in relative market capitalization or index weighting of one or more constituents of its Index.
Please include this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.
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